EXHIBIT 99.1

NYSE:	OK
FOR RELEASE:	Immediate
DATE:	January 18, 2001
CONTACT:	Albert T. Potas (616) 771-1931

Old Kent Reports Fourth Quarter and 2000 Earnings
- Operating EPS of $2.31 for the Year and $.59 for the Fourth Quarter -

          Grand Rapids, Michigan -- Old Kent Financial Corporation made 2000 its forty-second year of consecutive increases in per share earnings and dividends. This was a significant achievement, especially in light of the $43.6 million of after-tax merger charges recognized during 2000 as compared to $17.6 million of such charges recognized during 1999. Mr. David Wagner, Chairman, President and CEO, said, "Our 9.5% increase in operating earnings per share represents another year of solid performance, and we are particularly pleased with our strong asset quality given today's environment. And as has been the case throughout our history, these results were achieved through the dedicated efforts of our employees and the loyalty of our customers."

Year ended December 31, 2000:

Excluding merger related charges recognized during both 2000 and 1999:
•	Diluted operating earnings per share was $2.31, a 9.5% increase over 1999.
•	Operating earnings were $321.9 million, or 8.5% better than 1999.
•	Total (taxable equivalent) revenues increased 1.3% and operating expenses decreased by 0.8%.
•	The return on average common equity was 20.44% compared to 19.58% for 1999.
•	The return on average total assets was 1.46% versus 1.44% for the preceding year.
•	Commercial loans increased to $9.4 billion at December 31, 2000, a 15.1% increase over the prior year.
•	Consumer loans totaled $5.6 billion at December 31, 2000, or 45.8% more than last year.
•	Net loan charge-offs were 0.21% of average total loans compared to 0.23% for 1999.
•	Nonperforming assets were 0.42% of total assets at December 31, 2000 compared to 0.37% one year earlier.

          On an after-tax basis, merger charges recognized by the Corporation were $43.6 million (or $.31 per share) in 2000 and $17.6 million (or $.13 per share) in 1999. Inclusive of these charges, diluted earnings per share was $2.00 for 2000 and $1.98 for 1999; net income for 2000 was $278.3 million compared to $279.1 million for 1999.

Quarter ended December 31, 2000:

•	Diluted earnings per share was $0.59, an 11.3% increase from the fourth quarter of 1999.
•	Net income was $82.9 million, or 13.2% more than last year's fourth quarter.
•	The return on average common equity was 20.08% compared to 19.76% for the last three months of 1999.
•	The return on average total assets was 1.43% for the fourth quarters of 2000 and 1999.
•	Excluding the effect of the Home Bancorp purchase, quarterly average demand deposits increased 7.8% on an annualized basis from the third quarter of 2000.

          Effective October 13, 2000, Old Kent completed its purchase of Home Bancorp (Fort Wayne, Indiana) which had total deposits of $326 million and assets of $390 million when acquired. Accordingly, the financial statement impact of this purchase is reflected in Old Kent's operating results beginning in the fourth quarter of 2000.

          Total taxable equivalent revenues, exclusive of security transactions, were $318.0 million for the fourth quarter of 2000. Net interest income for the fourth quarter of 2000 was $200.7 million, versus $194.7 million for the same year ago period. The favorable effects of growth in loans and an increase in total interest-earning assets were offset by the negative impact of rising interest rates over the past several quarters on the Corporation's funding costs. At December 31, 2000, total loans were $16.6 billion, 19.5% greater than the year ago level. Total interest-earning assets were $21.7 billion, or 15.5% more than last year. The net interest margin for the fourth quarter of 2000 was 3.84% compared to 4.25% for the fourth quarter of 1999 and 3.95% for the third quarter of 2000. The decrease relative to the third quarter of 2000 included approximately 3 basis points of margin diminution associated with the balance sheet composition of Home Bancorp, acquired during October 2000. The remainder included the effect of balance sheet growth, primarily in loans, more than half of which was funded through the use of wholesale borrowings at costs greater than those of core deposits.

          Total non-interest revenues, excluding security transactions, were $111.8 million for the fourth quarter of 2000, or $1.5 million less than the fourth quarter of 1999 primarily due to a decline in mortgage banking revenues which was associated with lower sales volumes. In comparison to the third quarter of 2000, total non-interest revenues, excluding security transactions, decreased by $3.4 million. This change included a $1.3 million decrease in mortgage banking revenues and a $1.8 million reduction in other revenues. During the fourth quarter of 2000, the Corporation also recognized $3.3 million of security gains.

          Total non-interest expenses for the fourth quarter of 2000 were 1.9% greater than the year ago quarter, reflecting the effects of merger related efficiencies associated with acquisitions completed during the first six months of 2000. Non-interest expenses for the fourth quarter of 2000 were $3.0 million greater than the third quarter. This increase included the effect of the Home Bancorp purchase acquisition during the fourth quarter, and also included costs related to reducing future expense levels within Old Kent Mortgage Company.

          The Corporation's provision for credit losses was $8.4 million for the fourth quarter of 2000, compared to $12.9 million for the same period in 1999. Net loan charge-offs for the fourth quarter of 2000 were $7.9 million, or 0.19% of total average loans for the quarter. For the same period of 1999, this ratio was 0.42%. At December 31, 2000, the allowance for credit losses was 1.36% of total loans compared to 1.43% at September 30, 2000. Total nonperforming assets were 0.42% of total assets at December 31, 2000 compared to 0.40% three months earlier. The increase in nonperforming assets from September 30, 2000 primarily consisted of two commercial loans having an average balance of $2.75 million. These loans had previousy been written down by approximately 20% to their estimated realizable values. The increase in loans delinquent more than 90 days consisted of conventional mortgages secured by first liens on residential real estate; the collateral value on these mortgages exceeded the loan balance by more than one-third, reflecting a loan-to-value ratio of under 75%. While non-performing assets and loans past due 90 days or more increased, management was pleased with the low level of problem credits and the traditionally low potential for significant loss in residential mortgage loans.

Stock Repurchase Program:

          During the three months ended December 31, 2000, Old Kent reacquired approximately 275 thousand shares of its common stock and issued nearly 3 million shares of its common stock. The issuances consisted of approximately 1.4 million shares related to the purchase of Home Bancorp, and approximately 1.6 million shares associated with the Corporation's employee stock plans and direct stock purchase plan. Shares used for the latter had been previously reacquired by Old Kent. Old Kent has now discontinued its repurchase activities.

Pending Merger:

          On November 20, 2000, Old Kent announced the signing of a definitive agreement for its merger with Fifth Third Bancorp (Cincinnati, Ohio). Under the terms of this agreement, Old Kent's shareholders would receive 0.74 of a share of Fifth Third Bancorp's common stock for each share of Old Kent's common stock. This merger is subject to approval by the shareholders of each organization as well as customary regulatory approvals. Teams from both organizations are actively engaged in developing revenue growth initiatives and ensuring a well organized, thoughtful transition for Old Kent's customers and employees. Management anticipates that this merger will be completed during the second quarter of 2001. At December 31, 2000, Fifth Third Bancorp had total assets of $45.9 billion. The common stock of Fifth Third Bancorp is traded in the over-the-counter market through the NASDAQ National Market Systems under the symbol "FITB." Additional information about Fifth Third Bancorp is accessible through its website," www.53.com."

Description of Old Kent:

          Old Kent is a financial holding company headquartered in Grand Rapids, Michigan, with a 42 year history of consecutive increases in annual per share earnings and dividends. It operates over 300 banking offices in Michigan, Illinois and Indiana, as well as a nationwide mortgage lending franchise. At December 31, 2000, Old Kent had total assets of $23.8 billion. Additional information about the Corporation and its products and services is available through its website, "www.oldkent.com."

EARNINGS SUMMARY:	2000	1999 (a) (b)	Percentage Change
Quarter ended December 31:
Basic Earnings per Share	$0.60	$0.53	13.2%
Diluted Earnings per Share	$0.59	$0.53	11.3%
Net Income	$82,907,000	$73,238,000	13.2%

Year ended December 31:
Before merger-related charges:
Basic Earnings per Share	$2.33	$2.13	9.4%
Diluted Earnings per Share	$2.31	$2.11	9.5%
Net Income	$321,924,000	$296,718,000	8.5%
After merger-related charges:
Basic Earnings per Share	$2.02	$2.00	1.0%
Diluted Earnings per Share	$2.00	$1.98	1.0%
Net Income	$278,348,000	$279,118,000	-0.3%

Balance Sheet Data at December 31:
Commercial Loans	$9,432,384,000	$8,197,445,000	15.1%
Consumer Loans	5,572,172,000	3,822,720,000	45.8%
Residential Mortgage Loans	1,601,136,000	1,881,498,000	-14.9%
Total Loans	16,605,692,000	13,901,663,000	19.5%
Total Interest-earning Assets	21,691,589,000	18,779,677,000	15.5%
Core Deposits	15,123,868,000	14,421,245,000	4.9%
Total Deposits	17,410,661,000	15,772,245,000	10.4%
Total Assets	23,842,289,000	20,600,287,000	15.7%
Shareholders' Equity	$1,771,246,000	$1,485,764,000	19.2%

(a) Adjusted to reflect a five percent stock dividend paid July 14, 2000.
(b) Restated to include Merchants Bancorp, Inc. acquired February 11, 2000, and Grand Premier Financial, Inc. acquired April 1, 2000, in "pooling-of-interests" transactions.

###

Consolidated Key Financial Data(a)
[Amounts in thousands, except per share data]			Excluding Merger Charges		Excluding Merger Charges
(Unaudited)	4th Quarter	3rdQuarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	4th Quarter
Key Statistics	2000	2000	2000	2000	2000	2000	1999
Net income	$82,907	$81,654	$81,755	$55,685	$75,607	$58,101	$73,238
Basic earnings per share	$0.60	$0.59	$0.59	$0.40	$0.55	$0.42	$0.53
Diluted earnings per share	0.59	0.59	0.59	0.40	0.54	0.42	0.53
Cash basis earnings per share(b)	0.62	0.62	0.62	0.43	0.57	0.44	0.56
Operating revenue per share(c)	2.27	2.29	2.28	2.28	2.23	2.23	2.25
Operating expense per share(c)	1.34	1.33	1.30	1.30	1.31	1.31	1.32
Return on average total assets	1.43%	1.47%	1.50%	1.02%	1.46%	1.12%	1.43%
Return on average common equity	20.08	21.14	21.75	15.02	20.26	15.68	19.76
Net interest margin	3.84	3.95	4.04	4.04	4.17	4.17	4.25
Yield on average earning assets	8.59	8.59	8.40	8.40	8.19	8.19	8.01
Cost of average paying liabilities	5.36	5.23	4.93	4.93	4.57	4.57	4.33
Efficiency ratio(c)	58.86	58.07	56.91	56.91	58.83	58.83	58.45
Net profit margin	26.07	25.74	25.90	17.64	24.33	18.70	23.31

Common Stock Information (adjusted for stock dividends)
Book value per Common share	$12.61	$11.62	$11.06	$11.06	$10.86	$10.86	$10.70
Dividends paid per share	0.240	0.220	0.210	0.210	0.210	0.210	0.210
Per share price:
High	44.38	31.25	34.05	34.05	33.22	33.22	40.24
Low	24.56	26.56	26.61	26.61	22.74	22.74	31.96
Close	43.75	28.94	26.75	26.75	30.77	30.77	33.70
Outstanding shares at end of period	139,736	137,029	136,980	136,980	137,574	137,574	137,967
Number of shares used | to compute:
Basic earnings per share	138,479	136,965	137,206	137,206	137,832	137,832	137,982
Diluted earnings per share	140,078	138,268	138,572	138,572	139,025	139,025	139,400

(a)	Restated to include "pooling-of-interests" transactions: Grand Premier Financial, Inc., acquired April 1, 2000 and Merchants Bancorp, Inc., acquired February 11, 2000.
(b)	Cash basis earnings per share excludes the effect of amortization of intangibles.
(c)	Excludes non-recurring items.

Consolidated Key Financial Data(a)

[Amounts in thousands] (Unaudited)			Excluding Merger Charges		Excluding Merger Charges
Summary Income	4th Quarter	3rdQuarter	2ndQuarter	2ndQuarter	1st Quarter	1st Quarter	4th Quarter
Statement	2000	2000	2000	2000	2000	2000	1999
Taxable equivalent net interest income	$206,219	$201,967	$201,922	$201,922	$197,573	$197,573	$200,857
Interest income	456,022	433,340	413,142	413,142	381,496	381,496	372,855
Interest expense	255,372	237,329	217,213	217,213	189,880	189,880	178,120
Net interest income	200,650	196,011	195,929	195,929	191,616	191,616	194,735
Provision for credit losses(operating)	8,423	8,599	8,970	8,970	10,632	10,632	12,870
Provision for credit losses (merger related)	-	-	-	8,000	-	4,000	-
Other income:
Mortgage banking revenues-net	43,696	45,020	44,840	44,840	42,843	42,843	49,896
Investment management & trust revenues	21,704	21,340	21,842	21,842	21,961	21,961	20,459
Deposit account revenues	20,330	20,751	20,551	20,551	19,817	19,817	20,424
Insurance sales commissions	5,715	5,984	5,636	5,636	6,478	6,478	5,699
Other	20,327	22,120	20,894	20,894	22,045	22,045	16,811
Total other income	111,772	115,215	113,763	113,763	113,144	113,144	113,289
Securities gains/(losses)	3,318	4	10	10	(433)	(433)	(209)
Securities gains/(losses) (merger related)	-	-	-	(5,300)	-	(6,125)	-
Total	115,090	115,219	113,773	108,473	112,711	106,586	113,080
Other expense:
Salaries and employee benefits	94,511	94,540	92,356	92,356	96,510	96,510	93,704
Occupancy and equipment expense	28,830	27,824	27,022	27,022	26,707	26,707	28,221
Amortization of goodwill & intangibles	4,612	4,600	4,755	4,755	4,770	4,770	4,873
Other	59,224	57,222	55,525	55,525	54,807	54,807	56,819
Total other expense	187,177	184,186	179,658	179,658	182,794	182,794	183,617
Merger charges	-	-	-	26,000	-	16,000	-
Total	187,177	184,186	179,658	205,658	182,794	198,794	183,617
Income before income taxes	120,140	118,445	121,074	81,774	110,901	84,776	111,328
Income taxes	37,233	36,791	39,319	39,319	35,294	35,294	38,090
Income taxes (applicable to merger charges)	-	-	-	(13,230)	-	(8,619)	-
Net income	$82,907	$81,654	$81,755	$55,685	$75,607	$58,101	$73,238

Dividend on preferred stock	(185)	(185)	(185)	(185)	(185)	(185)	(185)

Net Income Available to Common Shareholders	$82,722	$81,469	$81,570	$55,500	$75,422	$57,916	$73,053

Five Quarter Average Balances, Yields and Rates (a)

(Unaudited)	4th Quarter 2000			3rd Quarter 2000			2nd Quarter 2000
(Yields and rates are on a fully taxable-	Ending	Average	Yield/	Ending	Average	Yield/	Ending	Average	Yield/
equivalent basis ,dollars in millions)	Balance	Balance	Rate	Balance	Balance	Rate	Balance	Balance	Rate
Assets:
Loans:
Commercial loans and leases	$9,433	$9,258	9.19%	$9,111	$8,955	9.17%	$8,883	$8,788	8.99%
Consumer loans	5,572	5,397	9.49	5,178	4,898	9.16	4,715	4,470	9.07
Residential mortgages	1,601	1,6411	7.82	1,328	1,624	7.93	1,645	1,907	7.79

Total loans	16,606	16,296	9.15	15,617	15,477	9.03	15,243	15,165	8.86
Securities	3,950	3,936	6.36	4,006	3,792	6.85	3,807	3,860	6.59
Mortgages held-for-sale	1,102	1,113	8.28	935	1,071	8.37	1,229	989	8.43
Other interest-earning assets	34	58	5.76	45	32	6.43	21	32	6.37

Total earning assets	21,692	21,403	8.59	20,603	20,372	8.59	20,300	20,046	8.40

Unrealized gain/(loss) on S.A.F.S	3	(52)		(52)	(80)		(85)	(106)
Allowance for credit losses	(226)	(225)		(224)	(224)		(220)	(217)
Cash and due from banks	722	609		654	604		675	591
Goodwill and other intangibles	137	140		138	141		143	145
Mortgage servicing rights	292	299		293	290		267	297
Other assets	1,222	1,091		1,107	1,076		1,123	1,047
Total assets	$23,842	$23,265		$22,519	$22,179		$22,203	$21,803

Liabilities and shareholders' equity:
Savings deposits	$6,384	$6,276	3.57%	$6,145	$6,146	3.53%	$6,087	$6,192	3.32%
Negotiable and foreign deposits	2,287	2,303	6.68	2,254	2,262	6.65	2,346	1,954	6.36
Consumer time deposits	6,292	6,335	5.91	6,120	6,099	5.72	6,036	6,001	5.37

Total interest-bearing deposits	14,963	14,914	5.05	14,519	14,507	4.94	14,469	14,147	4.61
Federal funds purchased and
repurchase agreements	1,895	1,696	5.99	1,764	1,516	5.93	1,540	1,419	5.68
Other borrowed funds	1,945	1,906	6.68	1,586	1,662	6.60	1,709	1,890	6.45
Subordinated debt	350	350	7.58	350	277	7.40	200	170	6.93
Floating rate subordinated securities	100	100	7.90	100	100	7.76	100	100	7.43

Total interest-bearing funds	19,253	18,966	5.36	18,319	18,062	5.23	18,018	17,726	4.93
Demand deposits	2,447	2,306		2,239	2,255		2,337	2,261
Other liabilities	371	336		359	311		323	329
Shareholders' equity:
Preferred stock, common stock, surplus
and retained earnings	1,769	1,696		1,644	1,614		1,591	1,568
Net unrealized gain/(loss) on S.A.F.S	2	(39)		(42)	(63)		(66)	(81)

Total liabilities and
shareholders' equity	$23,842	$23,265		$22,519	$22,179		$22,203	$21,803

Selected Ratios
Net interest spread			3.23%			3.36%			3.47%
Net interest income as a percent
of average earning assets			3.84%			3.95%			4.04%
Total equity to total assets	7.43%			7.11%			6.87%
Tangible equity to tangible assets	6.90%			6.54%			6.26%

Memoranda
Core deposits	15,123	14,917		14,504	14,500		14,460	14,454
Total deposits	17,410	17,220		16,758	16,762		16,806	16,408
Mortgage servicing portfolio	15,826			15,367			14,154
Mortgage banking full-time equivalent employees	2,422			2,745			2,691
Total full-time equivalent employees	8,169			8,799			8,676

(Unaudited)	1st Quarter 2000			4th Quarter 1999
(Yields and rates are on a fully taxable- equivalent basis, dollars in millions)	Ending Balance	Average Balance	Yield/ Rate	Ending Balance	Average Balance	Yield/ Rate
Assets:
Loans:
Commercial loans and leases	$8,603	$8,389	8.71%	$8,197	$7,910	8.52%
Consumer loans	4,190	3,897	9.06	3,823	3,606	8.97
Residential mortgages	1,927	1,908	7.71	1,882	1,802	7.65

Total loans	14,720	14,194	8.67	13,902	13,318	8.52
Securities	3,858	3,880	6.46	3,944	4,071	6.45
Mortgages held-for-sale	913	883	8.12	901	1,248	8.02
Other interest-earning assets	40	45	5.63	32	181	5.16

Total earning assets	19,531	19,002	8.19	18,779	18,818	8.01
Unrealized gain/(loss) on S.A.F.S	(101)	(109)		(97)	(71)
Allowance for credit losses	(211)	(209)		(206)	(208)
Cash and due from banks	603	596		679	647
Goodwill and other intangibles	147	150		151	154
Mortgage servicing rights	287	285		278	291
Other assets	1,045	996		1,016	871
Total Assets	$21,301	$20,711		$20,600	$20,502

Liabilities and shareholders' equity:
Savings deposits	$6,358	$6,344	3.24%	$6,272	$6,266	3.07%
Negotiable and foreign deposits	1,368	1,350	5.59	1,351	1,295	5.34
Consumer time deposits	5,903	5,842	5.16	5,819	5,914	4.93

Total interest-bearing deposits	13,629	13,536	4.30	13,442	13,475	4.11
Federal funds purchased and
repurchase agreements	1,449	1,078	5.04	1,004	835	4.51
Other borrowed funds	1,909	1,897	5.94	1,820	1,796	5.67
Subordinated debt	100	100	6.74	100	100	6.74
Floating rate subordinated securities	100	100	7.25	100	100	7.03

Total interest-bearing funds	17,187	16,711	4.57	16,466	16,306	4.33
Demand deposits	2,282	2,199		2,330	2,360
Other liabilities	328	314		318	348
Shareholders' equity:
Preferred stock, common stock, surplus
and retained earnings	1,583	1,563		1,563	1,534
Net unrealized gain/(loss) on S.A.F.S	(79)	(76)		(77)	(46)

Total liabilities and
shareholders' equity	$21,301	$20,711		$20,600	$20,502

Selected Ratios
Net interest spread			3.62%			3.68%
Net interest income as a percent
of average earning assets			4.17%			4.25%
Total equity to total assets	7.06%			7.21%
Tangible equity to tangible assets	6.41%			6.53%

Memoranda
Core deposits	14,543	14,385		14,421	14,540
Total deposits	15,911	15,735		15,772	15,835
Mortgage servicing portfolio	15,358			14,726
Mortgage banking full-time equivalent employees	2,736			2,778
Total full-time equivalent employees	8,775			8,884

(Unaudited)
Credit Quality	4th Quarter 2000	3rd Quarter 2000	2nd Quarter 2000
Ending allowance for credit losses	$225.8	$223.9	$219.7

Nonperforming assets:
Nonaccrual	84.0	77.4	72.7
Renegotiated	1.6	1.4	1.7

Total impaired loans	85.6	78.8	74.4
Other real estate owned	14.9	12.1	9.1

Total nonperforming assets	100.5	90.9	83.5

Loans delinquent over 90 days	41.4	26.8	20.5

Gross charge-offs	14.9	11.6	17.6
Recoveries	7.0	6.9	8.8

Net charge-offs	7.9	4.7	8.8

Provision for credit losses	8.4	8.6	17.0

Key Ratios:
Allowance to loans	1.36%	1.43%	1.44%
Allowance to impaired loans	263.81	284.38	295.28
Impaired loans to loans	0.52	0.50	0.49
Nonperforming assets to assets	0.42	0.40	0.38
90days delinquent to loans	0.25	0.17	0.13
Net charge-offs to average loans	0.19	0.12	0.23

(Unaudited)
Credit Quality	1st Quarter 2000	4th Quarter 1999
Ending allowance for credit losses	$211.5	$206.3

Nonperforming assets:
Nonaccrual	72.8	66.4
Renegotiated	1.8	2.2

Total impaired loans	74.6	68.6
Other real estate owned	7.3	8.5

Total nonperforming assets	81.9	77.1

Loans delinquent over 90 days	16.4	14.9

Gross charge-offs	16.3	19.0
Recoveries	6.4	5.6

Net charge-offs	9.9	13.4

Provision for credit losses	14.6	12.9

Key Ratios:
Allowance to loans	1.44%	1.48%
Allowance to impaired loans	283.35	300.68
Impaired loans to loans	0.51	0.49
Nonperforming assets to assets	0.38	0.37
90days delinquent to loans	0.11	0.11
Netcharge-offs to average loans	0.28	0.42

Consolidated Key Financial Data(a)

[Amounts in thousands, except per share data] (Unaudited) Key Statistics	Excluding Merger Charges YTD Dec 31, 2000	YTD Dec 31, 2000	Excluding Merger Charges YTD Dec 31, 1999	YTD Dec 31, 1999

Net income	$321,924	$278,348	$296,718	$279,118
Basic earnings per share	$2.33	$2.02	$2.13	$2.00
Diluted earnings per share	2.31	2.00	2.11	1.98
Cash basis earnings per share(b)	2.43	2.11	2.23	2.11
Operating revenue per share(c)	9.06	9.06	8.87	8.87
Operating expense per share(c)	5.27	5.27	5.27	5.27
Return on average total assets	1.46%	1.27%	1.44%	1.36%
Return on average common equity	20.44	18.07	19.58	18.50
Net interest margin	4.00	4.00	4.22	4.22
Yield on average earning assets	8.45	8.45	7.86	7.86
Cost of average paying liabilities	5.04	5.04	4.20	4.20
Efficiency ratio(c)	58.17	58.17	59.40	59.40
Net profit margin	25.52	22.06	23.81	22.39

Common Stock Information (adjusted for stock dividends)

Book value per common share	$12.61	$12.61	$10.70	$10.70
Dividends paid per share	0.880	0.880	0.762	0.762
Per share price:
High	44.38	44.38	44.62	44.62
Low	22.74	22.74	31.96	31.96
Close	43.75	43.75	33.70	33.70
Outstanding shares at end of period	139,736	139,736	137,967	137,967
Number of shares used to compute:
Basic earnings per share	137,621	137,621	139,003	139,003
Diluted earnings per share	139,182	139,182	140,594	140,594
(a)Restated to include "pooling-of-interests" transactions: Grand Premier Financial, Inc. acquired April 1, 2000 and Merchants Bancorp, Inc., acquired February 11, 2000.
(b)Cash basis earnings per share excludes the effect of amortization of intangibles.
(c)Excludes non-recurring items.

Consolidated Key Financial Data(a)

(Amounts in thousands) (Unaudited) Summary Income Statement	Excluding Merger Charges YTD Dec 31, 2000	YTD Dec 31, 2000	Excluding Merger Charges YTD Dec 31, 1999	YTD Dec 31, 1999

Taxable equivalent net interest income	$807,680	$807,680	$797,117	$797,117
Interest income	1,684,001	1,684,001	1,461,363	1,461,363
Interest expense	899,795	899,795	688,245	688,245

Net interest income	784,206	784,206	773,118	773,118

Provision for credit losses (operating)	36,624	36,624	35,388	35,388
Provision for credit losses (merger related)	-	12,000	-	-

Other income:
Mortgage banking revenues - net	176,399	176,399	192,296	192,296
Investment management & trust revenues	86,846	86,846	80,642	80,642
Deposit account revenues	81,449	81,449	78,153	78,153
Insurance sales commissions	23,813	23,813	24,139	24,139
Other	85,386	85,386	73,637	73,637

Total other income	453,893	453,893	448,867	448,867

Securities gains/(losses)	2,900	2,900	7,863	7,863
Securities gains/(losses) (merger related)	-	(11,425)	-	-

Total	456,793	445,368	456,730	456,730

Other expense:
Salaries and employee benefits	377,917	377,917	381,224	381,224
Occupancy and equipment expense	110,384	110,384	107,345	107,345
Amortization of goodwill & intangibles	18,737	18,737	19,928	19,928
Other	226,777	226,777	231,382	231,382

Total other expense	733,815	733,815	739,879	739,879

Merger charges	-	42,000	-	26,000

Total	733,815	775,815	739,879	765,879

Income before income taxes	470,560	405,135	454,581	428,581
Income taxes	148,636	148,636	157,863	157,863
Income taxes (applicable to merger charges)	-	(21,849)	-	(8,400)

Net income	$321,924	$278,348	$296,718	$279,118

Preferred dividend	(740)	(740)	(740)	(740)

Net income available to common	$321,184	$277,608	$295,978	$278,378

Average Balances, Yields and Rates (a)

	Twelve Months ended December 31,
(Yields and rates are on a fully taxable-	2000		1999
equivalent basis ,dollars in thousands) (Unaudited)	Average Balance	Average Rate	Average Balance	Average Rate
Assets:
Loans:
Commercial loans and leases	$8,848,817	9.02%	$7,422,129	8.43%
Consumer loans	4,668,262	9.21	3,252,192	8.95
Residential mortgages	1,769,306	7.81	2,027,896	7.66

Total loans	15,286,385	8.94	12,702,217	8.44
Securities	3,866,908	6.57	4,452,506	6.55
Mortgages held-for-sale	1,014,351	8.30	1,595,749	7.22
Other interest-earning assets	41,521	5.97	135,934	5.03

Total earning assets	20,209,165	8.45	18,886,406	7.86
Unrealized gain/(loss) on S.A.F.S	(86,888)		(16,986)
Allowance for credit losses	(218,569)		(204,290)
Cash and due from banks	600,331		674,788
Goodwill and other intangibles	144,007		160,181
Mortgage servicing rights	292,720		273,757
Other assets	1,052,796		815,420

Total assets	$21,993,562		$20,589,276

Liabilities and shareholders' equity:
Savings deposits	$6,239,475	3.42%	$6,210,846	2.88%
Negotiable and foreign deposits	1,969,139	6.41	1,390,153	4.97
Consumer time deposits	6,069,810	5.55	6,018,630	4.95

Total interest-bearing deposits	14,278,424	4.74	13,619,629	4.01
Federal funds purchased and
repurchase agreements	1,428,264	5.72	1,017,867	4.39
Other borrowed funds	1,838,339	6.41	1,554,750	5.39
Subordinated debt	224,672	7.29	100,000	6.74
Floating rate subordinated securities	100,000	7.59	100,000	6.41

Total interest-bearing funds	17,869,699	5.04	16,392,246	4.20
Demand deposits	2,255,324		2,362,813
Other liabilities	322,618		320,195
Shareholders' equity:
Preferred stock, common stock, surplus
and retained earnings	1,610,614		1,524,843
Net unrealized gain/(loss) on S.A.F.S	(64,693)		(10,821)

Total liabilities and
shareholders' equity	$21,993,562		$20,589,276

Net Interest Spread		3.41%		3.66%

Net Interest Income as a Percentage Of Average Earning Assets		4.00%		4.22%

Credit Loss Reserve Summary
(Amounts in thousands) (Unaudited)

	Q4-00	Q3-00	Q2-00	Q1-00	Q4-99

Beginning Reserve	$223,913	$219,680	$211,540	$206,279	$206,819
Provision	8,423	8,599	16,970	14,632	12,870
Net Charge-offs	7,851	4,739	8,830	9,955	13,410
Other	1,360	373	-	584	-

Ending Reserve	$225,845	$223,913	$219,680	$211,540	$206,279

Net Loan Charge-offs
Commercial Loans	$3,818	$2,029	$5,889	$6,260	$8,727
Consumer Loans	3,547	2,534	2,710	3,166	3,624
Real Estate-Mortgages	486	176	231	529	1,059

Total Net Loan Charge-offs	$7,851	$4,739	$8,830	$9,955	$13,410

Net Charge-off Ratio	0.19%	0.12%	0.23%	0.28%	0.42%

Selected Mortgage Banking Information
(Unaudited)		For the Quarter Ended

	12/31/2000	09/30/2000	06/30/2000	03/31/2000	12/31/1999
Net mortgage banking revenue (thousands)	$43,696	$45,020	$44,840	$42,843	$49,896
Mortgage originations (millions)	$2,579	$2,400	$2,330	$1,960	$2,216
Retail originations as a percentage of mortgage originations	51%	55%	59%	55%	56%
Home purchases as a percentage of mortgage originations	66%	77%	79%	72%	72%
Mortgage originations percentage by loan type:
Conventional loans	70%	65%	62%	60%	56%
FHA/VA loans	22%	27%	30%	30%	34%
Sub-prime loans	8%	8%	8%	10%	10%
Mortgage loan sales (millions)	$2,243	$2,335	$2,253	$1,819	$2,349
Loans serviced for others (millions)	$15,826	$15,367	$14,154	$15,358	$14,726
Mortgage servicing rights (millions)	$292	$293	$267	$287	$278
Servicing portfolio weighted average coupon	7.61%	7.57%	7.46%	7.54%	7.45%
Number of branch offices/states	126/30	147/31	152/31	149/31	147/32
Mortgage Servicing Rights
Balance at beginning of period	$292,960	$267,159	$286,707	$277,544	$277,642
Net additions	19,122	74,798	40,075	51,934	52,832
Sales	(13,349)	(41,372)	(52,036)	(34,461)	(43,051)
Amortization	(6,734)	(7,625)	(7,587)	(8,310)	(9,879)
Balance at end of period	$291,999	$292,960	$267,159	$286,707	$277,544
Estimated fair value of mortgage servicing rights	$299,000	$320,000	$309,000	$343,000	$323,000